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                                                                   Exhibit 10.44

                               FOURTH AMENDMENT
                                    TO THE
             WATERS CORPORATION 1996 EMPLOYEE STOCK PURCHASE PLAN

          WHEREAS, Waters Corporation (the "Company") has established and maintains an employee stock purchase plan for the benefit of certain employees of the Company entitled the Waters Corporation 1996 Employee Stock Purchase Plan (the "Plan"); and

          WHEREAS, the Company desires to amend the Plan to clarify that upon a change in the outstanding shares of Common Stock that there is a corresponding change in the number of shares available under the Plan;

          NOW THEREFORE, in accordance with the power of amendment contained in
Section 20 of the Plan, the Plan is hereby amended, effective July 1, 2000, as follows:

          Section 20 of the Plan is amended by adding the following paragraph at the end thereof:

               In the event of any changes in the outstanding Common Stock by reason of stock dividends, split-ups, spin-offs, recapitalizations, mergers, consolidations, combinations or exchanges of shares and the like, the aggregate number and class of shares available under Section 3 of the Plan and the limitations contained in Section 10 of the Plan will be appropriately adjusted.

          IN WITNESS WHEREOF, the Company has caused this amendment to be signed on its behalf by the duly authorized representative this 14th day of July,
                                                         ----        ----
2000.

                                              WATERS CORPORATION



                                              By:   /s/ Brian K. Mazar
                                                 -------------------------------
                                                    Brian K. Mazar

                                              Its:  Sr. VP, Human Resources
                                                  ------------------------------